SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report:              June 29, 1998
(Date of earliest event reported)


                       CITICORP MORTGAGE SECURITIES, INC.
                             (Packager and Servicer)
    (Issuer in Respect of the REMIC Pass-Through Certificates, Series 1998-5)
               (Exact name of registrant as specified in charter)

 Delaware                     333-43167                 13-3408713
--------------------------------------------------------------------------------
(State or other juris-       (Commission                 (I.R.S. Employer
diction of organization)      File Nos.)                 Identification No.)


909 Third Avenue, New York, New York            10043
------------------------------------            -----
(Address of principal executive offices)       (Zip Code)


Registrant's Telephone Number, including area code (212) 559-3435

--------------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report.)

Item 2.        Acquisition or Disposition of Assets.

                       CITICORP MORTGAGE SECURITIES, INC.
                 REMIC Pass-Through Certificates, Series 1998-5
                 -----------------------------------------------

                                  June 29, 1998

                    DETAILED DESCRIPTION OF THE MORTGAGE POOL
                    -----------------------------------------
                         AND THE MORTGAGED PROPERTIES (1)
                        --------------------------------

         On June 29, 1998, Citicorp Mortgage Securities, Inc. ("CMSI") will transfer to the Trustee Mortgage Loans evidenced by Mortgage Notes with an aggregate Adjusted Balance outstanding (after deducting principal payments due on or before June 1, 1998) as of June 1, 1998 of $111,672,018.78. The Mortgage Loans will be delivered in exchange for the CitiCertificates, authenticated by the Trustee, evidencing 100% of the regular interests in the Trust. Distributions on the CitiCertificates will be made by The Bank of New York, as paying agent, by wire transfer or by such other means as the person entitled thereto and CMSI shall agree. CMSI may repurchase all Mortgage Loans remaining in the Mortgage Pool pursuant to the Pooling Agreement if at the time of repurchase the aggregate Adjusted Balance of such Mortgage Loans is less than $5,583,600.94. Information below is provided with respect to all Mortgage Loans included in the Mortgage Pool.

      The Mortgage Loans have been grouped into two pools the "CB Loan Group" and the "NB Loan Group." The CB Loan Group includes all Mortgage Loans which at their origination had a principal Balance of $227,150 or less for a one family unit, $290,650 or less for a two family unit (except any Mortgage Loan secured by a condominium), $351,300 or less for a three family unit and $436,600 or less for a four family unit. The NB Loan Group includes all the Mortgage Loans in excess of the principal balances referred to above or any Mortgage Loan secured by a two family unit condominium. The following paragraphs set forth detailed information as of the Cut-Off Date with respect to the Mortgage Loans expected to be in each Loan Group. The aggregate Adjusted Balance of the Mortgage Loans for the CB Loan Group and the NB Loan Group as of June 1, 1998 was $22,399,351.62 and $89,272,667.16, respectively. The information first presented in each sentence relates to the CB Loan Group and the information presented second in each sentence relates to the NB Loan Group.

      The total number of Mortgage Loans in the applicable Loan Group as of June 1, 1998 was 196 and 298, respectively. The weighted average Note Rate of the Mortgage Loans in the applicable Loan Group as of June 1, 1998 was 8.952% and 8.372%, respectively. The weighted average remaining term to maturity of the Mortgage Loans in the applicable Loan Group as of June 1, 1998 was 263.79 and
271.81 months (giving effect to any partial prepayments made prior to the Cut-off Date). All Mortgage Loans in each Loan Group have original maturities of at least 20 but no more than 30 years. None of the Mortgage Loans in the applicable Loan Group were originated prior to June 1, 1984 or after January 1, 1995 and January 1, 1983 or after March 1, 1995.

      None of the Mortgage Loans in each Loan Group has a scheduled maturity later than March 1, 2025. Each Mortgage Loan in the applicable Loan Group has an original principal balance of not less than $34,200 nor more than $336,000 or not less than 227,250 nor more than $1,875,000, respectively. Mortgage Loans in the applicable Loan Group having an aggregate Adjusted Balance of $14,441,744 and $11,756,686, respectively as of June 1, 1998 had loan-to-value ratios at origination in excess of 80%, but no Mortgage Loans in either Loan Group had loan-to-value ratios in excess of 95%. The weighted average loan-to-value ratio at origination of the Mortgage Loans in the applicable Loan Group as of June 1, 1998 was 84.9% and 74.5%, respectively. No more than $383,433 and $4,103,357, respectively of the Mortgage Loans in the applicable Loan Group are secured by Mortgaged Properties located in any one zip code. At least 95%(2) of the Mortgage Loans in each Loan Group are secured by Mortgaged Properties determined by Citicorp Mortgage, Inc. to be the primary residence of the borrower ("Mortgagor"). The sole basis for such determination is either (a) a representation by the Mortgagor at origination of the Mortgage Loan that the underlying property will be used for a period of at least 6 months every year or that he intends to use the underlying property as his primary residence, or (b) that the address of the underlying property is the Mortgagor's mailing address as reflected in Originator's records. No more than 3% and 0%, respectively, of the Mortgage Loans in the applicable Loan Group are secured by investment properties.

      At least 39% and 49% of the Mortgage Loans in the related Loan Groups will be Mortgage Loans originated using loan underwriting policies effective April 1, 1991 which require, among other things proof of income and liquid assets and telephone verification of employment. See "Loan Underwriting Policies and Loss and Delinquency Considerations" in the Prospectus.

---------------------------------
(1) Capitalized terms used herein and not otherwise defined have the meaning assigned thereto in the Prospectus Supplement dated June __, 1998 and the Prospectus, dated May 22, 1998, (collectively, the "Prospectus"), relating to the REMIC Pass-Through Certificates, Series 1998-5.

(2) Such Percentages are expressed as a percentage of the aggregate Adjusted Balance of the Mortgage Loans having such characteristics relative to the Adjusted Balance of all Mortgage Loans.

      At least 90% and 21%, respectively, of the Mortgage Loans in the applicable Loan Group which had loan-to-value ratios greater than 80% at origination had primary mortgage insurance as of such date.

      No more than 94% and 66%, respectively, of the Mortgage Loans in the applicable Loan Group will be Converted Mortgage Loans.

      Discount Mortgage Loans will consist of Mortgage Loans with Net Note Rates
(NNRs) less than 6.750%. Premium Mortgage Loans will consist of Mortgage Loans with NNRs greater than or equal to 6.750%. The aggregate Adjusted Balance outstanding as of the Cut-off Date of the Discount Mortgage Loans and the Premium Mortgage Loans in the NB Loan Group was $2,732,180.59 and $86,540,486.57, respectively. The weighted average Note Rate of the Discount Mortgage Loans and the Premium Mortgage Loans in the NB Loan Group, as of the Cut-off Date, was 6.500% and 8.431%, respectively. The weighted average remaining term to maturity (giving effect to all partial prepayments made on the Mortgage Loans prior to the Cut-off Date), of the Discount Mortgage Loans and the Premium Mortgage Loans in the NB Loan Group, as of the Cut-off Date, was
295.88 months and 271.05 months, respectively. The CB Loan Group has no Discount Mortgage Loans.

         The Special Hazard Loss Amount as of June 1, 1998 was $4,103,356.67.

         The Fraud Loss Amount as of June 1, 1998 was $2,233,440.38.

         The Bankruptcy Loss Amount as of June 1, 1998 was $100,000.00.

         The aggregate Initial Stated Amount of the Class A CitiCertificates as of June 1, 1998 was $104,971,696.45.

         The aggregate Initial Stated Amount of the Class M CitiCertificates as of June 1, 1998 was $2,512,600.00.

         The aggregate Initial Stated Amount of the Class B-1 CitiCertificates as of June 1, 1998 was $1,395,900.00.

         The aggregate Initial Stated Amount of the Class B-2 CitiCertificates as of June 1, 1998 was $837,500.00.

         The aggregate Initial Stated Amount of the Class B-3 CitiCertificates as of June 1, 1998 was $893,400.00.

         The aggregate Initial Stated Amount of the Class B-4 CitiCertificates as of June 1, 1998 was $558,300.00.

         The aggregate Initial Stated Amount of the Class B-5 CitiCertificates as of June 1, 1998 was $502,622.33.

      The Subordinated CitiCertificate Percentage is 6.000001077441%.*

         The Class M Subordination Percentage is 3.750019365415%.*

         The Class B-1 Subordination Percentage is 2.500019575629%.*

         The Class B-2 Subordination Percentage is 1.750055520936%.*

         The Class B-3 Subordination Percentage is 0.950034163966%.*

         The Class B-4 Subordination Percentage is 0.450087976820%.*

----------------------
* Equal to the Initial Stated Amount thereof divided by the aggregate Adjusted Balance of the Mortgage Loans.

      The following tables set forth information regarding the Mortgage Loans in the CB Loan Group as of June 1, 1998.

                     YEARS OF ORIGINATION OF MORTGAGE LOANS
                     --------------------------------------

                         Number of                 Aggregate Principal
Year Originated          Loans                     Balances Outstanding
---------------          ---------                 -------------------
1984                         7                     $           364,790
1985                         6                                 391,036
1986                         1                                  45,942
1988                        38                               3,633,591
1989                        27                               3,070,233
1990                        30                               3,762,813
1991                        44                               5,027,345
1992                        35                               5,176,111
1994                         8                                 927,491
                           ---                     -------------------

Total                      196                     $        22,399,352
                           ===                     ===================



                  TYPES OF DWELLINGS SUBJECT TO MORTGAGE LOANS

Type of                               Number of        Aggregate Principal
Dwelling Unit                         Loans           Balances Outstanding
-------------                         ---------       --------------------
Detached houses                           79          $         10,576,602
Multi-family Dwellings*                   19                     2,687,876
Townhouses                                 4                       548,868
Condominium Units (one to
four stories high)                        52                     5,355,681
Condominium Units (over four
stories high)                             13                     1,450,170
Cooperative Units                         29                     1,780,155
                                         ---          --------------------

Total                                    196          $         22,399,352
                                         ===          ====================



             NUMBER OF UNITS IN DWELLINGS SUBJECT TO MORTGAGE LOANS
             ------------------------------------------------------

Type of                 Number of           Aggregate Principal
Dwelling Unit           Loans              Balances Outstanding
------------            ---------          --------------------
1-family                   177             $         19,711,476
2-family                     9                        1,123,939
3-family                     8                        1,259,193
4-family                     2                          304,744
                           ---             --------------------

Total                      196             $         22,399,352
                           ===             ====================


* Multi-family dwellings are 2-family, 3-family and 4-family

                             SIZES OF MORTGAGE LOANS
                             -----------------------

Outstanding Principal           Number of             Aggregate Principal
Balance by Loan Size            Loans                Balances Outstanding
--------------------            ---------            --------------------

$149,999 and under                 143               $         12,581,107
$150,000 through $199,999           40                          6,967,709
$200,000 through $249,999           11                          2,276,031
$250,000 through $299,999            1                            258,958
$300,000 through $349,999            1                            315,547
$350,000 through $399,999            0                                  0
$400,000 through $449,999            0                                  0
$450,000 through $499,999            0                                  0
$500,000 through $549,999            0                                  0
$550,000 through $599,999            0                                  0
$600,000 through $649,999            0                                  0
$650,000 through $699,999            0                                  0
$700,000 through $749,999            0                                  0
$750,000 through $799,999            0                                  0
$800,000 through $849,999            0                                  0
$850,000 through $899,999            0                                  0
$900,000 through $949,999            0                                  0
$950,000 through $999,999            0                                  0
$1,000,000 through $1,699,999        0                                  0
                                   ---               --------------------

Total                              196               $         22,399,352
                                   ===               ====================

                  DISTRIBUTION OF MORTGAGE LOANS BY NOTE RATES
                  --------------------------------------------

Mortgage Loan              Number of                 Aggregate Principal
Note Rate                  Loans                    Balances Outstanding
------------               ---------                --------------------

7.375% - 7.50%                  4                   $            394,509
7.51% - 8.00%                  29                              3,675,146
8.01% - 8.50%                  43                              5,009,951
8.51% - 9.00%                  38                              4,825,891
9.01% - 9.50%                  31                              3,004,272
9.51% - 10.00%                 24                              2,346,621
10.01% - 10.50%                12                              1,060,626
10.51% - 11.00%                10                              1,349,926
11.01% - 11.50%                 5                                732,410
                              ---                   --------------------

Total                         196                   $         22,399,352
                              ===                   ====================



      DISTRIBUTION OF MORTGAGE LOANS BY LOAN-TO-VALUE RATIOS AT ORIGINATION
      ---------------------------------------------------------------------

                         Number of                   Aggregate Principal
Loan-to-Value Ratio      Loans                      Balances Outstanding
-------------------      ---------                  --------------------

65.00% and Below              9                     $            456,646
65.01% - 75.00%              22                                2,190,551
75.01% - 80.00%              44                                5,310,411
80.01% - 85.00%               6                                  882,123
85.01% - 90.00%             103                               12,808,164
90.01% - 95.00%              12                                  751,457
95.01 & Up                    0                                        0
                            ---                     --------------------

Total                       196                     $         22,399,352
                            ===                     ====================

            GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES BY STATE
            --------------------------------------------------------

                                 Number of              Aggregate Principal
State                            Loans                 Balances Outstanding
-----                            ---------             --------------------

California                           62                $          9,375,435
Colorado                              1                             173,475
Connecticut                           5                             531,901
District of Columbia                  3                             245,806
Florida                              12                             696,632
Louisiana                             2                             141,659
Maryland                              2                             228,588
Massachusetts                         4                             336,911
New Hampshire                         3                             269,075
New Jersey                           27                           2,986,730
New York                             72                           7,190,568
South Carolina                        1                              46,473
Texas                                 2                             176,099
                                    ---                --------------------

Total                               196                $         22,399,352
                                    ===                ====================

      The following tables set forth information regarding the Mortgage Loans in the NB Loan Group as of June 1, 1998.

                     YEARS OF ORIGINATION OF MORTGAGE LOANS
                     --------------------------------------

                         Number of                 Aggregate Principal
Year Originated          Loans                     Balances Outstanding
---------------          ---------                 -------------------
1983                         1                     $           191,907
1985                         1                                 201,249
1986                        15                               3,777,980
1987                        14                               3,476,062
1988                         8                               3,589,968
1989                        17                               3,973,833
1990                        28                               8,613,831
1991                        70                              19,984,508
1992                        78                              24,305,132
1993                        38                              11,644,928
1994                        27                               8,993,047
1995                         1                                 520,222
                           ---                     -------------------

Total                      298                     $        89,272,667
                           ===                     ===================



                  TYPES OF DWELLINGS SUBJECT TO MORTGAGE LOANS

Type of                               Number of        Aggregate Principal
Dwelling Unit                         Loans           Balances Outstanding
-------------                         ---------       --------------------
Detached houses                          248          $         74,516,404
Multi-family Dwellings*                   13                     4,917,164
Townhouses                                 6                     1,528,572
Condominium Units (one to
four stories high)                        22                     5,697,331
Condominium Units (over four
stories high)                              9                     2,613,196
Cooperative Units                          0                             0
                                         ---          --------------------

Total                                    298          $         89,272,667
                                         ===          ====================



             NUMBER OF UNITS IN DWELLINGS SUBJECT TO MORTGAGE LOANS
             ------------------------------------------------------

Type of                 Number of           Aggregate Principal
Dwelling Unit           Loans              Balances Outstanding
------------            ---------          --------------------
1-family                   285             $         84,355,502
2-family                    11                        3,670,810
3-family                     1                          519,025
4-family                     1                          727,330
                           ----            --------------------

Total                      298             $         89,272,667
                           ===             ====================


* Multi-family dwellings are 2-family, 3-family and 4-family

                             SIZES OF MORTGAGE LOANS
                             -----------------------

Outstanding Principal              Number of             Aggregate Principal
Balance by Loan Size               Loans                Balances Outstanding
--------------------               ---------            --------------------

$149,999 and under                      5               $            561,486
$150,000 through $199,999               8                          1,452,253
$200,000 through $249,999             108                         24,524,704
$250,000 through $299,999              72                         19,754,675
$300,000 through $349,999              47                         15,007,084
$350,000 through $399,999              24                          8,927,261
$400,000 through $449,999              12                          4,955,599
$450,000 through $499,999               7                          3,316,295
$500,000 through $549,999               4                          2,086,064
$550,000 through $599,999               3                          1,696,625
$600,000 through $649,999               3                          1,877,948
$650,000 through $699,999               0                                  0
$700,000 through $749,999               2                          1,430,491
$750,000 through $799,999               0                                  0
$800,000 through $849,999               1                            818,666
$850,000 through $899,999               0                                  0
$900,000 through $949,999               0                                  0
$950,000 through $999,999               0                                  0
$1,000,000,000 through $1,699,999       2                          2,863,516
                                      ---               --------------------

Total                                 298               $         89,272,667
                                      ===               ====================

                  DISTRIBUTION OF MORTGAGE LOANS BY NOTE RATES
                  --------------------------------------------

Mortgage Loan              Number of                 Aggregate Principal
Note Rate                  Loans                    Balances Outstanding
------------               ---------                --------------------

6.125% - 6.50%                  7                   $          1,665,584
6.51% - 7.00%                   8                              2,206,647
7.01% - 7.50%                  34                             11,488,354
7.51% - 8.00%                  66                             20,016,184
8.01% - 8.50%                  76                             23,619,070
8.51% - 9.00%                  54                             15,848,353
9.01% - 9.50%                  19                              5,756,301
9.51% - 10.00%                  7                              1,783,810
10.01% - 10.50%                 9                              2,294,439
10.51% - 11.00%                 8                              2,046,559
11.01% - 11.50%                 9                              2,256,473
11.51% - 11.75%                 1                                290,893
                              ---                   --------------------

Total                         298                   $         89,272,667
                              ===                   ====================



      DISTRIBUTION OF MORTGAGE LOANS BY LOAN-TO-VALUE RATIOS AT ORIGINATION
      ---------------------------------------------------------------------

                         Number of                   Aggregate Principal
Loan-to-Value Ratio      Loans                      Balances Outstanding
-------------------      ---------                  --------------------

65.00% and Below             49                     $         13,464,986
65.01% - 75.00%              74                               25,554,094
75.01% - 80.00%             131                               38,496,901
80.01% - 85.00%               8                                2,018,675
85.01% - 90.00%              35                                9,247,175
90.01% - 95.00%               1                                  490,836
95.01 & Up                    0                                        0
                            ---                     --------------------

Total                       298                     $         89,272,667
                            ===                     ====================

            GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES BY STATE
            --------------------------------------------------------

                                 Number of              Aggregate Principal
State                            Loans                 Balances Outstanding
-----                            ---------             --------------------

Arizona                               1                             220,638
Arkansas                              1                             284,226
California                          127                          37,805,131
Colorado                              1                             245,733
Connecticut                          12                           3,704,151
District of Columbia                  3                             913,711
Florida                              21                           6,848,187
Illinois                              6                           1,614,167
Indiana                               1                             221,056
Kansas                                1                             285,420
Maryland                              7                           1,700,865
Massachusetts                         5                           1,252,219
Missouri                              2                             477,011
Nevada                                1                             307,774
New Jersey                           20                           5,393,993
New Mexico                            1                             252,647
New York                             57                          17,805,928
North Carolina                        2                             558,487
Ohio                                  1                             206,367
Oklahoma                              3                             774,616
Pennsylvania                          3                             753,570
South Carolina                        1                             260,779
Tennessee                             1                             219,512
Texas                                11                           4,775,889
Utah                                  1                             221,199
Virginia                              7                           1,823,723
Washington                            1                             345,668
                                    ---                --------------------

Total                               298                $         89,272,667
                                    ===                ====================

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CITICORP MORTGAGE SECURITIES, INC.
(Registrant)

By: /s/ Kathy Tilliwitz
   --------------------
    Kathy Tilliwitz
    Vice President


Dated: June 29, 1998